OPERATING LEASE COMMITMENTS	12 Months Ended
Oct. 28, 2018
Leases [Abstract]
OPERATING LEASE COMMITMENTS
OPERATING LEASE COMMITMENTS
We have operating lease commitments expiring at various dates, principally for real estate, office space, office equipment and transportation equipment. Certain of these operating leases have purchase options that entitle us to purchase the respective equipment at fair value at the end of the lease. In addition, many of our leases contain renewal options at rates similar to the current arrangements. As of October 28, 2018, future minimum rental payments related to noncancellable operating leases are as follows (in thousands):

2019	$13,951
2020	8,223
2021	6,202
2022	5,001
2023	3,928
Thereafter	7,693

Rental expense incurred from operating leases, including leases with terms of less than one year, for 2018, 2017 and 2016 was $20.1 million, $19.4 million and $17.8 million, respectively.